UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-4563

                      Oppenheimer Limited-Term Government Fund
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                      Date of fiscal year end: September 30

         Date of reporting period: October 1, 2003 - September 30, 2004

ITEM 1.  REPORTS TO STOCKHOLDERS.


TOP HOLDINGS AND ALLOCATIONS
--------------------------------------------------------------------------------

TOP FIVE HOLDINGS BY ISSUER
--------------------------------------------------------------------------------
Federal National Mortgage Assn.                                           42.5%
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.                                          19.4
--------------------------------------------------------------------------------
U.S. Treasury                                                             16.4
--------------------------------------------------------------------------------
Federal Home Loan Bank                                                     3.7
--------------------------------------------------------------------------------
USAA Auto Owner Trust                                                      1.4

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2004, and are based on total investments. For more current Fund holdings, please visit www.oppenheimerfunds.com.

--------------------------------------------------------------------------------
CREDIT ALLOCATION

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

  Treasury          16.4%

  Agency            56.5

  AAA               23.8

  Not Rated          3.3

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2004, and are subject to change, and based on total investments. While the Fund seeks to maintain an average effective maturity of 3-years, the Fund may invest in securities of any maturity, including those issued by federally chartered mortgage companies whose interest and principal repayments are not guaranteed by the U.S. Government. U.S. Treasury securities are not rated but are deemed to have the highest rating equivalency.
--------------------------------------------------------------------------------

                  9 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED SEPTEMBER 30, 2004, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO APPROPRIATE BROAD-BASED MARKET INDICES.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. For the fiscal year that ended September 30, 2004, two key factors contributed to Oppenheimer Limited-Term Government Fund's solid performance and favorable ranking within its peer group. First, the fact that we emphasized non-Treasury securities ("spread product"), or, mortgage-related and U.S. agency debt securities, throughout the period significantly added to performance, both on an absolute and relative basis. Despite some intra-period volatility, both mortgage-related and U.S. agency debt securities generally outperformed comparable Treasuries. Specifically, the Fund's mortgage holdings, which emphasized higher-coupon issues, substantially supported our returns due to the outperformance generated by this sub-segment of the mortgage sector this period.

      Similarly, shorter-term agency securities enjoyed increased demand amidst an overall reduction of supply this period, creating a favorable setting for outperformance. Our decision to overweight our exposure to agency debt this period thereby added to returns both on an absolute and relative basis.

      Second, active and strategic management of the portfolio's interest-rate sensitivity (duration) proved to significantly benefit performance this fiscal year. We began the review period with a generally neutral duration versus our benchmark, a decision that fared well for us since rates did not begin backing up until after the first quarter of 2004. Likewise, by March of this year, based on our belief that fears about a stalled economy were overblown by the markets, we shortened (reduced) our duration slightly at that time, a decision that also substantially added to relative performance when rates spiked up soon after.

      Given the heightened level of interest-rate volatility, or wide swings in interest rates that plagued the beginning of the Fund's fiscal year, we might have added a few basis points of performance by more aggressively adjusting our duration. However, our disciplined investment process does not include reacting to short-term shifts in rates unless we believe it represents a significant market overreaction to current events or fundamentals. Furthermore, we are convinced that to do so would have introduced unnecessary risk to the Fund's portfolio. We are confident that the Fund's competitive results and strong peer ranking this period exhibit the time-tested and proven strength of our investment process and approach, which includes seeking to minimize risk to principal whenever possible.


                 10 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until September 30, 2004. In the case of Class A and Class B shares, performance is measured over a ten-fiscal-year period. In the case of Class C shares, performance is measured from inception of the Class on February 1, 1995. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. In the case of Class Y shares, performance is measured from the inception of the Class on January 26, 1998. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions.

      The Fund's performance is compared to the performance of Lehman Brothers U.S. Government Bond Index and the Lehman Brothers 1-3 Year Government Bond Index. The Lehman Brothers U.S. Government Bond Index is a broad-based unmanaged index of U.S. Treasury issues, publicly-issued debt of U.S. Government agencies and quasi-public corporations and corporate debt guaranteed by the U.S. Government. This index is widely used to measure the performance of the U.S. Government securities market. The Lehman Brothers 1-3 Year Government Bond Index is an unmanaged sector index of U.S. Treasury issues, publicly-issued debt of U.S. Government agencies and quasi-public corporations and corporate debt guaranteed by the U.S. Government with maturities of one to three years. This secondary index comparison is included to reflect the adoption by the Fund, effective May 1, 1994, of the investment policy that the Fund will, under normal circumstances, seek to maintain a dollar-weighted average portfolio effective duration of not more than three years. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the indices.


                 11 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

    Oppenheimer Limited-Term Government Fund (Class A)

    Lehman Brothers U.S. Government Bond Index

    Lehman Brothers 1-3 Year Government Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                           Oppenheimer
                           Limited-Term
                         Government Fund      Lehman Brothers U.S.   Lehman Brothers 1-3 Year
    Date                    (Class A)        Government Bond Index    Government Bond Index
 09/30/1994                    9,650                10,000                    10,000
 12/31/1994                    9,675                10,035                    10,001
 03/31/1995                   10,037                10,507                    10,333
 06/30/1995                   10,246                11,159                    10,660
 09/30/1995                   10,425                11,357                    10,819
 12/31/1995                   10,684                11,875                    11,085
 03/31/1996                   10,717                11,607                    11,127
 06/30/1996                   10,804                11,662                    11,244
 09/30/1996                   11,002                11,859                    11,432
 12/31/1996                   11,206                12,204                    11,648
 03/31/1997                   11,314                12,105                    11,723
 06/30/1997                   11,603                12,525                    11,983
 09/30/1997                   11,841                12,945                    12,218
 12/31/1997                   12,059                13,375                    12,423
 03/31/1998                   12,220                13,576                    12,601
 06/30/1998                   12,380                13,934                    12,795
 09/30/1998                   12,752                14,705                    13,187
 12/31/1998                   12,889                14,692                    13,288
 03/31/1999                   12,968                14,483                    13,369
 06/30/1999                   12,985                14,359                    13,440
 09/30/1999                   13,107                14,454                    13,608
 12/31/1999                   13,179                14,364                    13,683
 03/31/2000                   13,316                14,845                    13,856
 06/30/2000                   13,525                15,078                    14,093
 09/30/2000                   13,805                15,493                    14,403
 12/31/2000                   14,146                16,266                    14,801
 03/31/2001                   14,434                16,675                    15,216
 06/30/2001                   14,557                16,636                    15,399
 09/30/2001                   15,045                17,547                    15,940
 12/31/2001                   15,127                17,443                    16,064
 03/31/2002                   15,228                17,332                    16,067
 06/30/2002                   15,557                18,101                    16,472
 09/30/2002                   15,905                19,308                    16,873
 12/31/2002                   16,039                19,448                    17,030
 03/31/2003                   16,116                19,656                    17,144
 06/30/2003                   16,177                20,153                    17,276
 09/30/2003                   16,224                19,993                    17,346
 12/31/2003                   16,247                19,906                    17,373
 03/31/2004                   16,386                20,490                    17,562
 06/30/2004                   16,260                19,880                    17,364
 09/30/2004                   16,422                20,498                    17,548

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 9/30/04

1-Year    5-Year   10-Year
------    ------   -------
-2.33%     3.87%    5.09%


                 12 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

    Oppenheimer Limited-Term Government Fund (Class B)

    Lehman Brothers U.S. Government Bond Index

    Lehman Brothers 1-3 Year Government Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]


                           Oppenheimer
                           Limited-Term
                         Government Fund      Lehman Brothers U.S.   Lehman Brothers 1-3 Year
    Date                    (Class B)        Government Bond Index    Government Bond Index
 09/30/1994                  10,000                10,000                    10,000
 12/31/1994                  10,010                10,035                    10,001
 03/31/1995                  10,356                10,507                    10,333
 06/30/1995                  10,545                11,159                    10,660
 09/30/1995                  10,718                11,357                    10,819
 12/31/1995                  10,963                11,875                    11,085
 03/31/1996                  10,976                11,607                    11,127
 06/30/1996                  11,044                11,662                    11,244
 09/30/1996                  11,226                11,859                    11,432
 12/31/1996                  11,412                12,204                    11,648
 03/31/1997                  11,501                12,105                    11,723
 06/30/1997                  11,774                12,525                    11,983
 09/30/1997                  11,992                12,945                    12,218
 12/31/1997                  12,192                13,375                    12,423
 03/31/1998                  12,332                13,576                    12,601
 06/30/1998                  12,470                13,934                    12,795
 09/30/1998                  12,820                14,705                    13,187
 12/31/1998                  12,933                14,692                    13,288
 03/31/1999                  12,988                14,483                    13,369
 06/30/1999                  12,981                14,359                    13,440
 09/30/1999                  13,065                14,454                    13,608
 12/31/1999                  13,125                14,364                    13,683
 03/31/2000                  13,236                14,845                    13,856
 06/30/2000                  13,418                15,078                    14,093
 09/30/2000                  13,679                15,493                    14,403
 12/31/2000                  14,016                16,266                    14,801
 03/31/2001                  14,302                16,675                    15,216
 06/30/2001                  14,423                16,636                    15,399
 09/30/2001                  14,907                17,547                    15,940
 12/31/2001                  14,988                17,443                    16,064
 03/31/2002                  15,088                17,332                    16,067
 06/30/2002                  15,414                18,101                    16,472
 09/30/2002                  15,759                19,308                    16,873
 12/31/2002                  15,893                19,448                    17,030
 03/31/2003                  15,969                19,656                    17,144
 06/30/2003                  16,029                20,153                    17,276
 09/30/2003                  16,076                19,993                    17,346
 12/31/2003                  16,098                19,906                    17,373
 03/31/2004                  16,236                20,490                    17,562
 06/30/2004                  16,111                19,880                    17,364
 09/30/2004                  16,272                20,498                    17,548

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES WITH SALES CHARGE OF THE FUND AT 9/30/04

1-Year    5-Year   10-Year
------    ------   -------
-3.39%     3.68%     4.99%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 3.50%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 4% (1-YEAR) AND 1% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, 10-YEAR RETURN FOR CLASS B SHARES USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 17 FOR FURTHER INFORMATION.


                 13 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS C SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

    Oppenheimer Limited-Term Government Fund (Class C)

    Lehman Brothers U.S. Government Bond Index

    Lehman Brothers 1-3 Year Government Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                           Oppenheimer
                           Limited-Term
                         Government Fund      Lehman Brothers U.S.   Lehman Brothers 1-3 Year
    Date                    (Class C)        Government Bond Index    Government Bond Index
 02/01/1995                  10,000                10,000                      10,000
 03/31/1995                  10,197                10,279                      10,193
 06/30/1995                  10,388                10,917                      10,516
 09/30/1995                  10,547                11,110                      10,673
 12/31/1995                  10,786                11,618                      10,935
 03/31/1996                  10,798                11,355                      10,977
 06/30/1996                  10,865                11,409                      11,092
 09/30/1996                  11,044                11,601                      11,277
 12/31/1996                  11,216                11,940                      11,491
 03/31/1997                  11,315                11,843                      11,565
 06/30/1997                  11,583                12,253                      11,821
 09/30/1997                  11,798                12,664                      12,053
 12/31/1997                  11,983                13,085                      12,255
 03/31/1998                  12,121                13,282                      12,431
 06/30/1998                  12,256                13,632                      12,623
 09/30/1998                  12,601                14,386                      13,009
 12/31/1998                  12,724                14,374                      13,109
 03/31/1999                  12,767                14,169                      13,188
 06/30/1999                  12,760                14,048                      13,259
 09/30/1999                  12,855                14,141                      13,424
 12/31/1999                  12,901                14,053                      13,498
 03/31/2000                  13,011                14,523                      13,669
 06/30/2000                  13,190                14,751                      13,903
 09/30/2000                  13,452                15,157                      14,209
 12/31/2000                  13,759                15,914                      14,601
 03/31/2001                  14,014                16,314                      15,010
 06/30/2001                  14,093                16,275                      15,191
 09/30/2001                  14,539                17,166                      15,725
 12/31/2001                  14,590                17,064                      15,847
 03/31/2002                  14,661                16,956                      15,850
 06/30/2002                  14,950                17,709                      16,250
 09/30/2002                  15,258                18,889                      16,646
 12/31/2002                  15,361                19,026                      16,800
 03/31/2003                  15,409                19,229                      16,913
 06/30/2003                  15,440                19,716                      17,043
 09/30/2003                  15,443                19,559                      17,112
 12/31/2003                  15,452                19,474                      17,138
 03/31/2004                  15,557                20,046                      17,325
 06/30/2004                  15,408                19,449                      17,130
 09/30/2004                  15,533                20,053                      17,312

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES WITH SALES CHARGE OF THE FUND AT 9/30/04

1-Year    5-Year       Since Inception (2/1/95)
------    ------       ------------------------
-0.40%     3.86%                4.66%


                 14 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

CLASS N SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

    Oppenheimer Limited-Term Government Fund (Class N)

    Lehman Brothers U.S. Government Bond Index

    Lehman Brothers 1-3 Year Government Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                           Oppenheimer
                           Limited-Term
                         Government Fund      Lehman Brothers U.S.   Lehman Brothers 1-3 Year
    Date                    (Class N)        Government Bond Index    Government Bond Index
 03/01/2001                   10,000                10,000                      10,000
 03/31/2001                   10,059                10,035                      10,081
 06/30/2001                   10,143                10,011                      10,202
 09/30/2001                   10,473                10,560                      10,561
 12/31/2001                   10,526                10,497                      10,643
 03/31/2002                   10,590                10,431                      10,645
 06/30/2002                   10,812                10,893                      10,913
 09/30/2002                   11,059                11,619                      11,179
 12/31/2002                   11,136                11,704                      11,283
 03/31/2003                   11,183                11,829                      11,359
 06/30/2003                   11,212                12,128                      11,446
 09/30/2003                   11,235                12,032                      11,492
 12/31/2003                   11,239                11,979                      11,510
 03/31/2004                   11,326                12,331                      11,635
 06/30/2004                   11,232                11,964                      11,504
 09/30/2004                   11,337                12,336                      11,626

AVERAGE ANNUAL TOTAL RETURNS OF CLASS N SHARES WITH SALES CHARGE OF THE FUND AT 9/30/04

1-Year    5-Year    Since Inception (3/1/01)
------    ------    ------------------------
-0.08%     N/A               3.57%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 3.50%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 4% (1-YEAR) AND 1% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. SEE PAGE 17 FOR FURTHER INFORMATION.


                  15 |OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS Y SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

    Oppenheimer Limited-Term Government Fund (Class Y)

    Lehman Brothers U.S. Government Bond Index

    Lehman Brothers 1-3 Year Government Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                           Oppenheimer
                           Limited-Term
                         Government Fund      Lehman Brothers U.S.   Lehman Brothers 1-3 Year
    Date                    (Class Y)        Government Bond Index    Government Bond Index
 01/26/1998                   10,000                10,000                      10,000
 03/31/1998                   10,075                10,001                      10,048
 06/30/1998                   10,215                10,265                      10,203
 09/30/1998                   10,530                10,832                      10,515
 12/31/1998                   10,651                10,823                      10,595
 03/31/1999                   10,728                10,669                      10,660
 06/30/1999                   10,752                10,578                      10,717
 09/30/1999                   10,862                10,648                      10,850
 12/31/1999                   10,932                10,581                      10,910
 03/31/2000                   11,056                10,936                      11,048
 06/30/2000                   11,240                11,107                      11,237
 09/30/2000                   11,482                11,413                      11,485
 12/31/2000                   11,771                11,983                      11,802
 03/31/2001                   12,018                12,284                      12,132
 06/30/2001                   12,132                12,255                      12,278
 09/30/2001                   12,537                12,926                      12,710
 12/31/2001                   12,616                12,849                      12,809
 03/31/2002                   12,700                12,768                      12,811
 06/30/2002                   13,002                13,335                      13,134
 09/30/2002                   13,306                14,223                      13,454
 12/31/2002                   13,429                14,326                      13,579
 03/31/2003                   13,520                14,480                      13,670
 06/30/2003                   13,572                14,846                      13,775
 09/30/2003                   13,626                14,728                      13,831
 12/31/2003                   13,661                14,664                      13,852
 03/31/2004                   13,792                15,094                      14,004
 06/30/2004                   13,694                14,645                      13,846
 09/30/2004                   13,855                15,100                      13,992

AVERAGE ANNUAL TOTAL RETURNS OF CLASS Y SHARES AT 9/30/04

1-Year    5-Year     Since Inception (1/26/98)
------    ------     -------------------------
 1.68%     4.99%               5.00%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 3.50%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 4% (1-YEAR) AND 1% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. SEE PAGE 17 FOR FURTHER PERFORMANCE INFORMATION.


                 16 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES
--------------------------------------------------------------------------------

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Investors should consider the Fund's investment objectives, risks, and other charges and expenses carefully before investing. The Fund's prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus carefully before investing.

The Fund's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

CLASS A shares of the Fund were first publicly offered on 3/10/86. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 3.50%. The Fund's maximum sales charge for Class A shares was lower prior to 2/23/94, so actual performance may have been higher.

CLASS B shares of the Fund were first publicly offered on 5/3/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 4% (1-year) and 1% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 2/1/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

CLASS Y shares of the Fund were first publicly offered on 1/26/98. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                 17 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2004.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in


                 18 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND the Statement of Additional Information). Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                              BEGINNING        ENDING         EXPENSES
                              ACCOUNT          ACCOUNT        PAID DURING
                              VALUE            VALUE          6-MONTHS ENDED
                              (4/1/04)         (9/30/04)      SEPTEMBER 30, 2004
--------------------------------------------------------------------------------
Class A Actual                $1,000.00        $1,002.20      $3.51
--------------------------------------------------------------------------------
Class A Hypothetical           1,000.00         1,021.50       3.54
--------------------------------------------------------------------------------
Class B Actual                 1,000.00           999.40       7.22
--------------------------------------------------------------------------------
Class B Hypothetical           1,000.00         1,017.80       7.29
--------------------------------------------------------------------------------
Class C Actual                 1,000.00           998.40       7.22
--------------------------------------------------------------------------------
Class C Hypothetical           1,000.00         1,017.80       7.29
--------------------------------------------------------------------------------
Class N Actual                 1,000.00         1,000.90       4.76
--------------------------------------------------------------------------------
Class N Hypothetical           1,000.00         1,020.25       4.81
--------------------------------------------------------------------------------
Class Y Actual                 1,000.00         1,004.60       2.06
--------------------------------------------------------------------------------
Class Y Hypothetical           1,000.00         1,022.95       2.08
--------------------------------------------------------------------------------

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended September 30, 2004 are as follows:

CLASS     EXPENSE RATIOS
------------------------
Class A         0.70%
------------------------
Class B         1.44
------------------------
Class C         1.44
------------------------
Class N         0.95
------------------------
Class Y         0.41

The expense ratios reflect voluntary reimbursements of expenses by the Fund's Manager and Transfer Agent that can be terminated at any time, without advance notice. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such reimbursements.


                 19 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS  September 30, 2004
--------------------------------------------------------------------------------

                                                                                            PRINCIPAL                  VALUE
                                                                                               AMOUNT             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities--16.0%
----------------------------------------------------------------------------------------------------------------------------
BMW Vehicle Owner Trust, Automobile Loan Certificates,
Series 2004-A, Cl. A2, 1.88%, 10/25/06                                                $    14,920,000        $    14,891,151
----------------------------------------------------------------------------------------------------------------------------
Centex Home Equity Co. LLC, Home Equity Loan Asset-Backed Certificates:
Series 2003-A, Cl. AF2, 2.154%, 9/25/19                                                     1,207,479              1,206,698
Series 2004-A, Cl. AF1, 2.03%, 6/25/19                                                      5,886,048              5,884,600
Series 2004-D, Cl. AF1, 2.98%, 4/25/20 1                                                    6,130,000              6,130,000
----------------------------------------------------------------------------------------------------------------------------
Chase Funding Mortgage Loan Asset-Backed Certificates,
Home Equity Mtg. Obligations:
Series 2002-4, Cl. 1A3, 3.44%, 4/25/23                                                      3,424,914              3,433,878
Series 2004-1, Cl. 2A1, 1.95%, 9/25/21 2                                                   17,200,702             17,210,659
----------------------------------------------------------------------------------------------------------------------------
Chase Manhattan Auto Owner Trust, Automobile Loan
Pass-Through Certificates:
Series 2002-A, Cl. A3, 3.49%, 3/15/06                                                         600,289                601,106
Series 2002-A, Cl. A4, 4.24%, 9/15/08                                                       3,329,000              3,368,377
Series 2004-A, Cl. A2, 1.45%, 10/15/06                                                     15,200,000             15,162,038
----------------------------------------------------------------------------------------------------------------------------
Citibank Credit Card Issuance Trust, Credit Card Receivable Nts.,
Series 2002-A3, Cl. A3, 4.40%, 5/15/07                                                     11,030,000             11,179,183
----------------------------------------------------------------------------------------------------------------------------
DaimlerChrysler Auto Trust, Automobile Loan Pass-Through Certificates:
Series 2003-A, Cl. A2, 1.52%, 12/8/05                                                      13,866,612             13,868,196
Series 2003-B, Cl. A2, 1.61%, 7/10/06                                                      26,359,876             26,340,206
----------------------------------------------------------------------------------------------------------------------------
Ford Credit Auto Owner Trust, Automobile Loan Pass-Through Certificates:
Series 2003-B, Cl. A3A, 1.89%, 1/15/07                                                     11,000,000             10,980,133
Series 2004-A, Cl. A2, 2.13%, 10/15/06                                                     21,500,000             21,476,380
----------------------------------------------------------------------------------------------------------------------------
Honda Auto Receivables Owner Trust, Automobile Receivable
Obligations, Series 2003-4, Cl. A2, 1.58%, 7/17/06                                         31,125,335             31,087,897
----------------------------------------------------------------------------------------------------------------------------
Household Automotive Trust, Automobile Loan Certificates,
Series 2003-2, Cl. A2, 1.56%, 12/18/06                                                     10,976,079             10,963,083
----------------------------------------------------------------------------------------------------------------------------
M&I Auto Loan Trust, Automobile Loan Certificates:
Series 2002-1, Cl. A3, 2.49%, 10/22/07                                                      8,996,067              9,013,875
Series 2003-1, Cl. A2, 1.60%, 7/20/06                                                      23,817,590             23,801,306
----------------------------------------------------------------------------------------------------------------------------
National City Auto Receivables Trust, Automobile Receivable
Obligations, Series 2004-A, Cl. A2, 1.50%, 2/15/07                                         10,800,000             10,769,710
----------------------------------------------------------------------------------------------------------------------------
Nissan Auto Lease Trust, Automobile Lease Obligations,
Series 2003-A, Cl. A2, 1.69%, 12/15/05                                                     12,520,455             12,527,053
----------------------------------------------------------------------------------------------------------------------------
Nissan Auto Receivables Owner Trust, Automobile Receivable Nts.:
Series 2002-C, Cl. A3, 2.60%, 8/15/06                                                       2,269,899              2,275,360
Series 2003-C, Cl. A2, 1.62%, 4/17/06                                                      26,805,468             26,793,435
Series 2004-A, Cl. A2, 1.40%, 7/17/06                                                      12,090,000             12,049,582
----------------------------------------------------------------------------------------------------------------------------
Option One Mortgage Loan Trust, Home Equity Mtg. Obligations,
Series 2004-3, Cl. A2, 1.982%, 11/25/34 2,3                                                 6,080,000              6,080,000
----------------------------------------------------------------------------------------------------------------------------
USAA Auto Owner Trust, Automobile Loan Asset-Backed Nts.:
Series 2002-1, Cl. A3, 2.41%, 10/16/06                                                      6,247,580              6,258,541
Series 2004-1, Cl. A2, 1.43%, 9/15/06                                                      29,480,000             29,394,496
Series 2004-2, Cl. A2, 2.41%, 2/15/07                                                      10,600,000             10,605,411


                 20 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

                                                                                            PRINCIPAL                  VALUE
                                                                                               AMOUNT             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
----------------------------------------------------------------------------------------------------------------------------
Volkswagen Auto Lease Trust, Automobile Lease Asset-Backed
Securities, Series 2004-A, Cl. A2, 2.47%, 1/22/07                                     $    10,380,000        $    10,371,891
----------------------------------------------------------------------------------------------------------------------------
Volkswagen Auto Loan Enhanced Trust, Automobile Loan Receivable
Certificates, Series 2003-2, Cl. A2, 1.55%, 6/20/06                                        17,302,350             17,284,015
----------------------------------------------------------------------------------------------------------------------------
Wachovia Auto Owner Trust, Automobile Receivable Nts.,
Series 2004-B, Cl. A2, 2.40%, 5/21/07                                                       7,630,000              7,635,663
----------------------------------------------------------------------------------------------------------------------------
Whole Auto Loan Trust, Automobile Loan Receivable Certificates:
Series 2002-1, Cl. A3, 2.60%, 8/15/06                                                      11,061,742             11,088,342
Series 2003-1, Cl. A2A, 1.40%, 4/15/06                                                      7,537,178              7,529,667
                                                                                                             ---------------
Total Asset-Backed Securities (Cost $397,858,447)                                                                397,261,932

----------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS--58.1%
----------------------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY--55.1%
----------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED--53.9%
Federal Home Loan Mortgage Corp.:
5%, 10/1/34 3                                                                              20,843,000             20,641,073
5.50%, 1/1/34                                                                               7,598,992              7,714,942
7%, 6/1/28-11/1/33                                                                         32,045,628             34,083,310
7%, 10/1/34 3                                                                             148,098,000            157,076,441
7.50%, 2/1/32                                                                                 879,082                943,023
8%, 4/1/16                                                                                  7,008,669              7,473,664
8.50%, 3/1/31                                                                               1,385,607              1,512,991
9%, 8/1/22-5/1/25                                                                           1,793,642              2,013,244
9.25%, 11/1/08                                                                                 26,045                 27,352
10%, 12/25/10-8/1/21                                                                          684,057                755,859
11%, 11/1/20                                                                                  352,742                399,927
11.50%, 2/1/16-6/1/20                                                                         127,306                143,930
11.75%, 1/1/16-4/1/19                                                                         183,973                206,779
12%, 6/1/15                                                                                   177,384                200,537
12.50%, 7/1/19                                                                                328,734                373,838
13%, 8/1/15                                                                                   367,136                419,322
----------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Collateralized Mtg. Obligations,
Pass-Through Participation Certificates, Series 151, Cl. F, 9% 5/15/21                        196,198                196,453
----------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment
Conduit Multiclass Pass-Through Certificates:
Series 1669, Cl. G, 6.50%, 2/15/23                                                          3,869,027              3,905,082
Series 2055, Cl. ZM, 6.50%, 5/15/28                                                         8,285,123              8,652,325
Series 2080, Cl. Z, 6.50%, 8/15/28                                                          5,427,531              5,617,393
Series 2102, Cl. VA, 6%, 10/15/09                                                             336,289                336,242
Series 2387, Cl. PD, 6%, 4/15/30                                                            2,701,987              2,764,897
Series 2410, Cl. NE, 6.50%, 9/15/30                                                         2,872,152              2,920,271
Series 2466, Cl. PD, 6.50%, 4/15/30                                                         5,271,751              5,328,180
Series 2498, Cl. PC, 5.50%, 10/15/14                                                        1,794,038              1,817,873
Series 2500, Cl. FD, 2.209%, 3/15/32 2                                                      4,870,502              4,881,076
Series 2526, Cl. FE, 2.109%, 6/15/29 2                                                      5,974,352              5,991,409


                 21 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                            PRINCIPAL                  VALUE
                                                                                               AMOUNT             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED Continued
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment
Conduit Multiclass Pass-Through Certificates: Continued
Series 2551, Cl. FD, 2.109%, 1/15/33 2                                                $     4,888,490        $     4,909,189
Series 2551, Cl. TA, 4.50%, 2/15/18                                                         5,795,455              5,801,161
----------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only Stripped
Mtg.-Backed Security:
Series 177, Cl. B, (2.96)%, 7/1/26 4                                                       10,762,636              1,857,651
Series 192, Cl. IO, 5.662%, 2/1/28 4                                                        2,423,498                421,099
Series 200, Cl. IO, 5.208%, 1/1/29 4                                                        2,936,129                546,292
Series 205, Cl. IO, 0.12%, 9/1/29 4                                                        16,962,894              2,943,531
Series 206, Cl. IO, (17.774)%, 12/1/29 4                                                      804,498                137,417
Series 2074, Cl. S, 13.613%, 7/17/28 4                                                      3,067,385                412,429
Series 2079, Cl. S, 12.296%, 7/17/28 4                                                      4,784,544                649,320
Series 2526, Cl. SE, 25.197%, 6/15/29 4                                                     8,254,295                706,067
Series 2796, Cl. SD, 26.12%, 7/15/26 4                                                      1,539,481                167,998
Series 2819, Cl. S, 21.756%, 6/15/34 4                                                     76,617,721              6,373,093
----------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Principal-Only Stripped
Mtg.-Backed Security:
Series 217, Cl. PO, 8.479%, 1/1/32 5                                                        3,006,909              2,595,795
Series 2819, Cl. PO, 11.429%, 6/15/34 5                                                    10,945,389              9,614,058
----------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Structured Pass-Through
Securities, Collateralized Mtg. Obligations, Series T-42, Cl. A2, 5.50%, 2/25/42                7,186                  7,185
----------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp./Government National
Mortgage Assn., Gtd. Multiclass Mtg. Participation Certificates,
Series 28, Cl. PG, 6.875%, 2/25/23                                                          5,032,274              5,094,992
----------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
4.50%, 10/1/19 3                                                                           58,965,000             58,762,278
5%, 10/1/19-10/1/34 3                                                                      68,428,000             69,104,118
5.50%, 7/1/33-7/1/34                                                                       71,307,081             72,421,231
5.50%, 10/1/19-10/1/34 3                                                                  200,718,063            207,206,885
5.863%, 1/1/12                                                                             16,516,162             17,872,491
6%, 11/1/34 3                                                                                 383,000                394,729
6.50%, 1/1/29-10/1/30                                                                      10,466,056             11,003,971
6.50%, 10/1/34 3                                                                          157,307,000            165,024,796
7%, 7/1/13-7/1/34                                                                          81,102,158             86,077,358
7%, 10/1/34 3                                                                             222,331,000            235,740,227
7.50%, 2/1/27-1/1/30                                                                        6,384,937              6,861,253
8%, 6/1/17-1/1/23                                                                              27,353                 29,999
8.50%, 7/1/32                                                                               1,211,972              1,318,536
9%, 8/1/19                                                                                     41,659                 46,803
9.50%, 11/1/21                                                                                 33,590                 37,864
10.50%, 12/1/14                                                                               273,501                301,866
11%, 11/1/15-7/20/19                                                                        2,269,962              2,568,013
11.25%, 6/1/14-2/15/16                                                                        435,274                493,979
11.50%, 7/15/19-11/17/20                                                                    1,063,658              1,212,883
11.75%, 7/1/11-8/1/13                                                                          47,358                 53,478
12%, 1/1/16-8/1/16                                                                            978,166              1,110,802
12.50%, 8/1/15-12/1/15                                                                        347,405                397,726


                 22 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

                                                                                            PRINCIPAL                  VALUE
                                                                                               AMOUNT             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED Continued
Federal National Mortgage Assn.: Continued
13%, 8/15/15-8/1/26                                                                   $       719,047        $       825,639
----------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn. Grantor, Trust, Commercial Mtg.
Obligations, Trust 2001-T6, Cl. B, 6.088%, 5/25/11                                         10,125,000             11,121,166
----------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Collateralized Mtg. Obligations, Gtd.
Real Estate Mtg. Investment Conduit Pass-Through Certificates:
Trust 1992-34, Cl. G, 8%, 3/25/22                                                             349,792                363,435
Trust 2001-50, Cl. LD, 6.50%, 5/25/30                                                       2,095,749              2,117,298
Trust 2001-70, Cl. LR, 6%, 9/25/30                                                          5,931,965              6,076,799
Trust 2001-72, Cl. NH, 6%, 4/25/30                                                          5,062,882              5,174,754
Trust 2001-74, Cl. PD, 6%, 5/25/30                                                          2,153,981              2,194,741
Trust 2002-50, Cl. PD, 6%, 9/25/27                                                          6,870,253              6,908,273
Trust 2002-52, Cl. FD, 2.34%, 9/25/32 2                                                     6,329,128              6,352,131
Trust 2002-77, Cl. WF, 2.211%, 12/18/32 2                                                   8,065,985              8,091,371
Trust 2002-94, Cl. MA, 4.50%, 8/25/09                                                      10,199,060             10,247,809
Trust 2003-21, Cl. FK, 2.24%, 3/25/33 2                                                       669,333                671,414
Trust 2003-81, Cl. PA, 5%, 2/25/12                                                          3,795,174              3,826,677
----------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates:
Trust 1991-109, Cl. Z, 8.50%, 9/25/21                                                         211,984                231,319
Trust 1988-7, Cl. Z, 9.25%, 4/25/18                                                           189,326                207,217
----------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit
Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Trust 2001-T4, Cl. IO, (7.885)%, 7/25/41 1,4                                               14,619,323                455,828
Trust 2002-28, Cl. SA, 23.482%, 4/25/32 4                                                   4,499,888                409,982
Trust 2002-38, Cl. SO, 29.05%, 4/25/32 4                                                    6,866,696                490,601
Trust 2002-39, Cl. SD, 15.932%, 3/18/32 4                                                   7,368,202                712,001
Trust 2002-48, Cl. S, 20.748%, 7/25/32 4                                                    7,373,669                700,059
Trust 2002-52, Cl. SL, 21.567%, 9/25/32 4                                                   4,698,901                446,913
Trust 2002-53, Cl. SK, 15.788%, 4/25/32 4                                                   4,299,197                435,695
Trust 2002-56, Cl. SN, 23.638%, 7/25/32 4                                                  10,014,692                954,886
Trust 2002-77, Cl. IS, 23.023%, 12/18/32 4                                                  9,828,697                986,663
----------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 221, Cl. 2, (3.066)%, 5/1/23 4                                                        5,295,350                933,051
Trust 240, Cl. 2, 0.529%, 9/1/23 4                                                          8,425,821              1,622,361
Trust 301, Cl. 2, (2.505)%, 4/1/29 4                                                        8,022,729              1,415,009
Trust 324, Cl. 2, (6.738)%, 6/1/32 4                                                       28,980,843              5,275,299
Trust 2001-63, Cl. SD, 26.746%, 12/18/31 4                                                  6,534,753                664,877
Trust 2001-68, Cl. SC, 21.095%, 11/25/31 4                                                  6,382,186                654,902
Trust 2001-81, Cl. S, 25.236%, 1/25/32 4                                                    5,675,050                534,105
Trust 2002-9, Cl. MS, 20.455%, 3/25/32 4                                                    8,324,017                804,182
Trust 2002-52, Cl. SD, 15.361%, 9/25/32 4                                                   6,329,128                620,915
----------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Stripped Mtg.-Backed Security,
Trust G, Cl. 2, 11.50%, 3/1/09                                                                238,583                263,025
                                                                                                             ---------------
                                                                                                               1,339,466,393


                 23 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                            PRINCIPAL                  VALUE
                                                                                               AMOUNT             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
GNMA/GUARANTEED--1.2%
Government National Mortgage Assn.:
6.50%, 1/15/24                                                                        $       663,290        $       704,061
7%, 1/15/09-1/20/30                                                                         5,818,504              6,211,342
7.50%, 1/15/28-8/15/28                                                                      2,757,495              2,974,122
8%, 9/15/07-10/15/28                                                                          755,816                825,022
8.50%, 8/15/17-9/15/21                                                                      2,455,409              2,717,459
9.50%, 9/15/17                                                                                 10,135                 11,488
10.50%, 2/15/16-7/15/21                                                                       305,554                346,629
11%, 10/20/19                                                                                 462,282                523,602
11.50%, 1/15/13-7/15/19                                                                       116,486                132,701
13%, 2/15/11-9/15/14                                                                           13,613                 15,712
----------------------------------------------------------------------------------------------------------------------------
Government National Mortgage Assn., Interest-Only Stripped
Mtg.-Backed Security:
Series 1998-6, Cl. SA, 12.527%, 3/16/28 4                                                   5,830,060                722,223
Series 1998-19, Cl. SB, 12.491%, 7/16/28 4                                                  9,803,120              1,302,069
Series 2001-21, Cl. SB, 21.331%, 1/16/27 4                                                 10,808,209              1,095,778
----------------------------------------------------------------------------------------------------------------------------
Government National Mortgage Assn., Commercial Mtg. Obligations,
Trust 2002-9, Cl. A, 4.691%, 6/16/16                                                       12,724,703             12,999,133
                                                                                                             ---------------
                                                                                                                  30,581,341

----------------------------------------------------------------------------------------------------------------------------
PRIVATE--3.0%
----------------------------------------------------------------------------------------------------------------------------
COMMERCIAL--3.0%
Bank of America Mortgage Securities, Inc., Collateralized Mtg. Obligations
Pass-Through Certificates:
Series 2004-E, Cl. 2A9, 3.712%, 6/25/34                                                    11,828,921             11,855,951
Series 2004-8, Cl. 5A1, 6.50%, 9/25/34                                                     15,370,000             15,855,116
----------------------------------------------------------------------------------------------------------------------------
First Union/Lehman Brothers/Bank of America, Commercial Mtg.
Pass-Through Certificates, Series 1998-C2, Cl. A2, 6.56%, 11/18/35                          7,410,000              8,057,071
----------------------------------------------------------------------------------------------------------------------------
GE Capital Commercial Mortgage Corp., Commercial Mtg. Obligations,
Series 2004-C3, Cl. A2, 4.433%, 7/10/39                                                     6,670,000              6,790,740
----------------------------------------------------------------------------------------------------------------------------
GMAC Commercial Mortgage Securities, Inc., Mtg. Pass-Through
Certificates, Series 1997-C1, Cl. A3, 6.869%, 7/15/29                                       5,666,003              6,109,377
----------------------------------------------------------------------------------------------------------------------------
GS Mortgage Securities Corp. II, Commercial Mtg. Pass-Through
Certificates, Series 2004-GG2, Cl. A3, 4.602%, 8/10/38                                      4,235,000              4,354,052
----------------------------------------------------------------------------------------------------------------------------
Nomura Asset Securities Corp., Commercial Mtg. Pass-Through
Certificates, Series 1998-D6, Cl. A1B, 6.59%, 3/15/30                                       7,900,000              8,660,614
----------------------------------------------------------------------------------------------------------------------------
Wells Fargo Mortgage Backed Securities Trust, Collateralized Mtg.
Obligations, Series 2004-W, Cl. A2, 4.677%, 11/27/34 3                                     12,420,000             12,502,961
                                                                                                             ---------------
                                                                                                                  74,185,882
                                                                                                             ---------------
Total Mortgage-Backed Obligations (Cost $1,441,158,290)                                                        1,444,233,616



                 24 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

                                                                                            PRINCIPAL                  VALUE
                                                                                               AMOUNT             SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--59.2%
-----------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank Unsec. Bonds:
2.75%, 11/15/06                                                                       $    52,400,000        $    52,251,918
Series 1Y06, 2.375%, 2/15/06                                                               75,000,000             74,811,900
-----------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp. Unsec. Nts.:
2.375%, 4/15/06                                                                            30,795,000             30,693,931
4.875%, 3/15/07 6                                                                         199,500,000            208,525,380
5.50%, 7/15/06                                                                             26,110,000             27,371,087
5.75%, 1/15/12                                                                             13,200,000             14,425,132
6.625%, 9/15/09                                                                            51,770,000             58,459,668
-----------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn. Unsec. Nts.:
1.80%, 5/27/05                                                                             26,700,000             26,620,114
2.50%, 6/15/06                                                                             25,280,000             25,201,809
3.01%, 6/2/06                                                                              26,030,000             26,089,244
3.125%, 7/15/06                                                                            80,300,000             80,915,740
3.25%, 8/15/08                                                                             12,850,000             12,753,933
4.25%, 7/15/07                                                                             31,400,000             32,343,193
5.50%, 2/15/06                                                                            144,315,000            150,113,144
6%, 5/15/08                                                                                37,100,000             40,383,907
7.25%, 1/15/10                                                                             25,050,000             29,081,798
-----------------------------------------------------------------------------------------------------------------------------
Tennessee Valley Authority Bonds:
5.375%, 11/13/08                                                                           19,700,000             21,104,334
Series C, 4.75%, 8/1/13                                                                     1,935,000              1,974,876
Series C, 6%, 3/15/13                                                                       1,860,000              2,068,791
-----------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
1.875%, 12/31/05                                                                          133,930,000            133,286,600
2.75%, 7/31/06-8/15/07                                                                     55,639,000             55,722,303
3%, 2/15/08                                                                                30,350,000             30,377,285
3.50%, 11/15/06                                                                            23,850,000             24,275,770
4.25%, 8/15/14                                                                              5,286,000              5,342,994
6.875%, 5/15/06                                                                            88,650,000             94,897,077
7%, 7/15/06                                                                               198,600,000            214,115,818
                                                                                                             ----------------
Total U.S. Government Obligations (Cost $1,471,918,660)                                                        1,473,207,746

-----------------------------------------------------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--3.6%
-----------------------------------------------------------------------------------------------------------------------------
Undivided interest of 12.45% in joint repurchase agreement (Principal Amount/
Value $729,739,000, with a maturity value of $729,775,487) with UBS Warburg
LLC, 1.80%, dated 9/30/04, to be repurchased at $90,821,541 on 10/1/04, collateralized by Federal National Mortgage Assn., 5%, 3/1/34, with a value of
$745,857,878 (Cost $90,817,000)                                                            90,817,000             90,817,000

-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $3,401,752,397)                                               136.9%         3,405,520,294
-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                           (36.9)          (917,740,443)
                                                                                      ---------------------------------------

NET ASSETS                                                                                      100.0%       $ 2,487,779,851
                                                                                      =======================================


                 25 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Illiquid security. See Note 8 of Notes to Financial Statements.

2. Represents the current interest rate for a variable or increasing rate security.

3. When-issued security or forward commitment to be delivered and settled after September 30, 2004. See Note 1 of Notes to Financial Statements.

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $35,452,296 or 1.43% of the Fund's net assets as of September 30, 2004.

5. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $12,209,853 or 0.49% of the Fund's net assets as of September 30, 2004.

6. All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures sales contracts with an aggregate market value of $17,037,412. See Note 5 of Notes to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                 26 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF ASSETS AND LIABILITIES  September 30, 2004
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------------------------------
Investments, at value (including securities loaned of approximately $772,626,000)
(cost $3,401,752,397)--see accompanying statement of investments                       $ 3,405,520,294
-------------------------------------------------------------------------------------------------------
Cash                                                                                         1,376,303
-------------------------------------------------------------------------------------------------------
Collateral for securities loaned                                                           789,944,511
-------------------------------------------------------------------------------------------------------
Unrealized appreciation on swap contracts                                                       19,401
-------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold on a when-issued basis or forward commitment                              218,599,507
Interest and principal paydowns                                                             15,484,116
Shares of beneficial interest sold                                                             833,864
Futures margins                                                                                142,047
Other                                                                                          101,010
                                                                                       ----------------
Total assets                                                                             4,432,021,053

-------------------------------------------------------------------------------------------------------
LIABILITIES
-------------------------------------------------------------------------------------------------------
Return of collateral for securities loaned                                                 789,944,511
-------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased on a when-issued basis or forward commitment                       1,141,515,225
Shares of beneficial interest redeemed                                                       9,118,166
Dividends                                                                                    1,489,990
Distribution and service plan fees                                                           1,408,146
Transfer and shareholder servicing agent fees                                                  382,647
Shareholder communications                                                                     238,123
Trustees' compensation                                                                          41,911
Other                                                                                          102,483
                                                                                       ----------------
Total liabilities                                                                        1,944,241,202

-------------------------------------------------------------------------------------------------------
NET ASSETS                                                                             $ 2,487,779,851
                                                                                       ================

-------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
-------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                             $       244,667
-------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                               2,523,777,882
-------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                           11,567,134
-------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                               (51,638,804)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                   3,828,972
                                                                                       ----------------
NET ASSETS                                                                             $ 2,487,779,851
                                                                                       ================


                  27 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF ASSETS AND LIABILITIES  Continued
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share
----------------------------------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,201,379,183 and 118,086,278
shares of beneficial interest outstanding)                                                                      $10.17
Maximum offering price per share (net asset value plus sales charge of 3.50% of offering price)                 $10.54
----------------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $495,416,677 and 48,712,769 shares
of beneficial interest outstanding)                                                                             $10.17
----------------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $484,575,009 and 47,726,957 shares
of beneficial interest outstanding)                                                                             $10.15
----------------------------------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $47,471,912 and 4,670,636 shares
of beneficial interest outstanding)                                                                             $10.16
----------------------------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets
of $258,937,070 and 25,470,304 shares of beneficial interest outstanding)                                       $10.17

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                 28 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF OPERATIONS  For the Year Ended September 30, 2004
--------------------------------------------------------------------------------

-----------------------------------------------------------------------
INVESTMENT INCOME
-----------------------------------------------------------------------
Interest                                                  $ 73,060,426
-----------------------------------------------------------------------
Fee income                                                  22,136,293
-----------------------------------------------------------------------
Portfolio lending fees                                         756,348
                                                          -------------
Total investment income                                     95,953,067

-----------------------------------------------------------------------
EXPENSES
-----------------------------------------------------------------------
Management fees                                             11,063,230
-----------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                      3,085,660
Class B                                                      5,876,600
Class C                                                      5,663,458
Class N                                                        222,559
-----------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                      2,507,077
Class B                                                      1,259,766
Class C                                                        832,801
Class N                                                        149,086
Class Y                                                         12,166
-----------------------------------------------------------------------
Shareholder communications:
Class A                                                        253,730
Class B                                                        197,294
Class C                                                        113,555
Class N                                                          6,766
Class Y                                                          3,447
-----------------------------------------------------------------------
Custodian fees and expenses                                    116,180
-----------------------------------------------------------------------
Trustees' compensation                                          53,634
-----------------------------------------------------------------------
Accounting service fees                                         12,000
-----------------------------------------------------------------------
Other                                                           32,913
                                                          -------------
Total expenses                                              31,461,922
Less reduction to custodian expenses                           (13,119)
Less payments and waivers of expenses                       (2,318,350)
                                                          -------------
Net expenses                                                29,130,453

-----------------------------------------------------------------------
NET INVESTMENT INCOME                                       66,822,614


                 29 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF OPERATIONS  Continued
--------------------------------------------------------------------------------

-----------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
-----------------------------------------------------------------------
Net realized gain (loss) on:
Investments                                               $ 22,678,808
Closing of futures contracts                               (53,480,785)
Swap contracts                                                 645,064
                                                          -------------
Net realized loss                                          (30,156,913)
-----------------------------------------------------------------------
Net change in unrealized appreciation on:
Investments                                                (51,797,109)
Futures contracts                                           40,611,224
Swap contracts                                                  19,401
                                                          -------------
Net change in unrealized appreciation                      (11,166,484)

-----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS      $ 25,499,217
                                                          =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                 30 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                                                   2004                  2003
------------------------------------------------------------------------------------------------------
OPERATIONS
------------------------------------------------------------------------------------------------------
Net investment income                                           $    66,822,614       $    59,152,461
------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                            (30,156,913)           34,991,801
------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                               (11,166,484)          (44,026,316)
                                                                --------------------------------------
Net increase in net assets resulting from operations                 25,499,217            50,117,946

------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                             (34,769,506)          (32,102,684)
Class B                                                             (11,684,683)          (11,401,375)
Class C                                                             (11,473,120)          (10,869,253)
Class N                                                              (1,102,337)             (643,343)
Class Y                                                              (7,793,465)           (5,110,246)

------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A                                                            (148,840,842)           18,458,944
Class B                                                            (219,134,910)          (33,109,343)
Class C                                                            (192,428,031)           31,132,187
Class N                                                               4,502,092            19,655,069
Class Y                                                              20,841,663           100,941,875

------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------
Total increase (decrease)                                          (576,383,922)          127,069,777
------------------------------------------------------------------------------------------------------
Beginning of period                                               3,064,163,773         2,937,093,996
                                                                --------------------------------------
End of period (including accumulated net investment income
of $11,567,134 and $6,124,042, respectively)                    $ 2,487,779,851       $ 3,064,163,773
                                                                ======================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                 31 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A     YEAR ENDED SEPTEMBER 30,                      2004            2003            2002            2001         2000
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $      10.33     $     10.35     $     10.22     $      9.93   $    10.03
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .29             .22             .44             .50          .64
Net realized and unrealized gain (loss)                   (.17)           (.01)            .13             .37         (.13)
                                                  ---------------------------------------------------------------------------
Total from investment operations                           .12             .21             .57             .87          .51
-----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.28)           (.23)           (.44)           (.58)        (.61)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $      10.17     $     10.33     $     10.35     $     10.22   $     9.93
                                                  ===========================================================================

-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1                        1.22%           2.01%           5.72%           8.98%        5.33%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $  1,201,379     $ 1,369,364     $ 1,355,382     $   786,012   $  627,495
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $  1,257,178     $ 1,476,397     $   968,852     $   681,977   $  673,323
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                     2.77%           2.14%           4.27%           4.96%        6.46%
Total expenses                                            0.88%           0.88%           0.88%           0.85%        0.83%
Expenses after payments and waivers
and reduction to custodian expenses                       0.79%            N/A 3           N/A 3           N/A 3        N/A 3
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     75% 4           82%            161%             97%         121%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

4. The portfolio turnover rate excludes purchase transactions and sales transactions of To Be Announced (TBA) mortgage-related securities of $9,662,274,960 and $10,097,758,478, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  32 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

CLASS B     YEAR ENDED SEPTEMBER 30,                     2004            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     10.32     $     10.35     $     10.22     $      9.93     $     10.02
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .22             .14             .37             .43             .57
Net realized and unrealized gain (loss)                  (.16)           (.02)            .12             .36            (.12)
                                                  -----------------------------------------------------------------------------
Total from investment operations                          .06             .12             .49             .79             .45
-------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                     (.21)           (.15)           (.36)           (.50)           (.54)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     10.17     $     10.32     $     10.35     $     10.22     $      9.93
                                                  =============================================================================

-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1                       0.56%           1.14%           4.93%           8.17%           4.64%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $   495,417     $   723,564     $   759,144     $   425,088     $   329,877
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $   586,747     $   800,685     $   523,711     $   353,905     $   360,003
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                    1.99%           1.39%           3.50%           4.20%           5.70%
Total expenses                                           1.66%           1.62%           1.63%           1.60%           1.59%
Expenses after payments and waivers
and reduction to custodian expenses                      1.55%            N/A 3           N/A 3           N/A 3           N/A 3
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    75% 4           82%            161%             97%            121%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

4. The portfolio turnover rate excludes purchase transactions and sales transactions of To Be Announced (TBA) mortgage-related securities of $9,662,274,960 and $10,097,758,478, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                 33 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS C     YEAR ENDED SEPTEMBER 30,                     2004            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     10.30     $     10.33     $     10.20     $      9.92     $     10.01
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .22             .15             .36             .44             .57
Net realized and unrealized gain (loss)                  (.16)           (.03)            .13             .34            (.12)
                                                  -----------------------------------------------------------------------------
Total from investment operations                          .06             .12             .49             .78             .45
-------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                     (.21)           (.15)           (.36)           (.50)           (.54)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     10.15     $     10.30     $     10.33     $     10.20     $      9.92
                                                  =============================================================================

-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1                       0.58%           1.21%           4.95%           8.08%           4.65%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $   484,575     $   685,735     $   656,959     $   248,537     $   168,665
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $   565,671     $   733,037     $   407,864     $   190,885     $   184,442
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                    2.03%           1.45%           3.43%           4.21%           5.70%
Total expenses                                           1.58%           1.56%           1.62%           1.60%           1.59%
Expenses after payments and waivers
and reduction to custodian expenses                      1.52%            N/A 3           N/A 3           N/A 3           N/A 3
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    75% 4           82%            161%             97%            121%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

4. The portfolio turnover rate excludes purchase transactions and sales transactions of To Be Announced (TBA) mortgage-related securities of $9,662,274,960 and $10,097,758,478, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                 34 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

CLASS N     YEAR ENDED SEPTEMBER 30,                    2004           2003           2002           2001 1
-----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $    10.32     $    10.35     $    10.21     $    10.06
-----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .25            .19            .37            .32
Net realized and unrealized gain (loss)                 (.16)          (.03)           .19            .15
                                                  ---------------------------------------------------------
Total from investment operations                         .09            .16            .56            .47
-----------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.25)          (.19)          (.42)          (.32)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $    10.16     $    10.32     $    10.35     $    10.21
                                                  =========================================================

TOTAL RETURN, AT NET ASSET VALUE 2                      0.91%          1.58%          5.60%          4.74%
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $   47,472     $   43,645     $   24,101     $    1,922
-----------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $   44,515     $   35,965     $    8,750     $      597
-----------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                   2.48%          1.75%          3.62%          5.29%
Total expenses                                          1.26%          1.20%          1.11%          0.87%
Expenses after payments and waivers
and reduction to custodian expenses                     1.08%           N/A 4          N/A 4          N/A 4
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   75% 5          82%           161%            97%

1. For the period from March 1, 2001 (inception of offering) to September 30, 2001.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. The portfolio turnover rate excludes purchase transactions and sales transactions of To Be Announced (TBA) mortgage-related securities of $9,662,274,960 and $10,097,758,478, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                 35 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS Y     YEAR ENDED SEPTEMBER 30,                     2004            2003            2002            2001            2000
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     10.32     $     10.34     $     10.21     $      9.93     $     10.03
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .32             .26             .47             .56             .68
Net realized and unrealized gain (loss)                  (.15)           (.01)            .14             .33            (.13)
                                                  ------------------------------------------------------------------------------
Total from investment operations                          .17             .25             .61             .89             .55
--------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                     (.32)           (.27)           (.48)           (.61)           (.65)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     10.17     $     10.32     $     10.34     $     10.21     $      9.93
                                                  ==============================================================================

--------------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 1                       1.68%           2.41%           6.13%           9.19%           5.71%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $   258,937     $   241,856     $   141,508     $    42,527     $     6,400
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $   248,689     $   201,564     $    86,883     $    22,239     $     4,178
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                    3.13%           2.53%           4.54%           5.14%           6.78%
Total expenses                                           0.42% 3         0.44% 3         0.49% 3         0.71% 3         0.51% 3
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  75%4              82%            161%             97%            121%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

4. The portfolio turnover rate excludes purchase transactions and sales transactions of To Be Announced (TBA) mortgage-related securities of $9,662,274,960 and $10,097,758,478, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                 36 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Limited-Term Government Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek high current return and safety of principal. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Corporate, government and municipal debt instruments having a remaining maturity in excess of 60 days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with


                 37 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis or forward commitment can take place up to ten days or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward commitment may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of September 30, 2004, the Fund had purchased $1,141,515,225 of securities on a when-issued basis or forward commitment and sold $218,599,507 of securities issued on a when-issued basis or forward commitment.

      In connection with its ability to purchase or sell securities on a when-issued basis, the Fund may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

      Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.


                 38 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                         NET UNREALIZED
                                                                           APPRECIATION
                                                                       BASED ON COST OF
                                                                         SECURITIES AND
        UNDISTRIBUTED    UNDISTRIBUTED                ACCUMULATED     OTHER INVESTMENTS
        NET INVESTMENT       LONG-TERM                       LOSS    FOR FEDERAL INCOME
        INCOME                    GAIN     CARRYFORWARD 1,2,3,4,5          TAX PURPOSES
        -------------------------------------------------------------------------------
        $12,504,955                $--                $52,400,339            $3,681,401

1. As of September 30, 2004, the Fund had $16,833,987 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of September 30, 2004, details of the capital loss carryforward was as follows:

                           EXPIRING
                           ----------------------
                           2011       $16,833,987

2. As of September 30, 2004, the Fund had $34,822,366 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2013.

3. The Fund had $743,986 of straddle losses which were deferred.

4. During the fiscal year ended September 30, 2004, the Fund utilized $37,876,495 of capital loss carryforward to offset capital gains realized in that fiscal year.

5. During the fiscal year ended September 30, 2003, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for September 30, 2004. Net assets of the Fund were unaffected by the reclassifications.


                 39 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

                 INCREASE TO          INCREASE TO
                 ACCUMULATED      ACCUMULATED NET
                 NET INVESTMENT     REALIZED LOSS
                 INCOME            ON INVESTMENTS
                 --------------------------------
                 $5,443,589            $5,443,589

The tax character of distributions paid during the years ended September 30, 2004 and September 30, 2003 was as follows:

                                              YEAR ENDED            YEAR ENDED
                                      SEPTEMBER 30, 2004    SEPTEMBER 30, 2003
            ------------------------------------------------------------------
            Distributions paid from:
            Ordinary income             $66,823,111           $60,126,901

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2004 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

                 Federal tax cost of securities          $3,401,869,963
                 Federal tax cost of other investments     (499,865,324)
                                                         ---------------
                 Total federal tax cost                  $2,902,004,639
                                                         ===============

                 Gross unrealized appreciation           $   15,509,043
                 Gross unrealized depreciation              (11,827,642)
                                                         ---------------
                 Net unrealized appreciation             $    3,681,401
                                                         ===============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded


                 40 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENT. The reduction of custodian fees, if applicable, represents earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                          YEAR ENDED SEPTEMBER 30, 2004      YEAR ENDED SEPTEMBER 30, 2003
                                SHARES           AMOUNT          SHARES             AMOUNT
-------------------------------------------------------------------------------------------
CLASS A
Sold                        40,630,083    $ 416,196,670     100,461,351    $ 1,039,189,571
Dividends and/or
distributions reinvested     2,826,916       28,910,881       2,504,365         25,899,896
Redeemed                   (57,989,648)    (593,948,393)   (101,241,200)    (1,046,630,523)
                           ----------------------------------------------------------------
Net increase (decrease)    (14,532,649)   $(148,840,842)      1,724,516    $    18,458,944
                           ================================================================

-------------------------------------------------------------------------------------------
CLASS B
Sold                         7,347,600    $  75,191,905      29,213,322    $   302,173,190
Dividends and/or
distributions reinvested       936,022        9,570,054         892,086          9,226,246
Redeemed                   (29,671,231)    (303,896,869)    (33,341,136)      (344,508,779)
                           ----------------------------------------------------------------
Net decrease               (21,387,609)   $(219,134,910)     (3,235,728)   $   (33,109,343)
                           ================================================================

-------------------------------------------------------------------------------------------
CLASS C
Sold                        10,486,684    $ 107,208,148      33,644,164    $   347,374,197
Dividends and/or
distributions reinvested       862,892        8,809,433         805,763          8,316,702
Redeemed                   (30,168,509)    (308,445,612)    (31,472,492)      (324,558,712)
                           ----------------------------------------------------------------
Net increase (decrease)    (18,818,933)   $(192,428,031)      2,977,435    $    31,132,187
                           ================================================================


                 41 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST Continued

                          YEAR ENDED SEPTEMBER 30, 2004   YEAR ENDED SEPTEMBER 30, 2003
                                SHARES           AMOUNT         SHARES           AMOUNT
----------------------------------------------------------------------------------------
CLASS N
Sold                         2,509,487    $  25,690,585      3,877,790    $  40,070,323
Dividends and/or
distributions reinvested        94,971          969,952         56,238          580,959
Redeemed                    (2,164,858)     (22,158,445)    (2,032,606)     (20,996,213)
                            ------------------------------------------------------------
Net increase                   439,600    $   4,502,092      1,901,422    $  19,655,069
                            ============================================================

----------------------------------------------------------------------------------------
CLASS Y
Sold                        10,414,242    $ 106,381,723     13,011,063    $ 134,494,322
Dividends and/or
distributions reinvested        14,407          146,759          4,686           48,440
Redeemed                    (8,398,917)     (85,686,819)    (3,256,157)     (33,600,887)
                            ------------------------------------------------------------
Net increase                 2,029,732    $  20,841,663      9,759,592    $ 100,941,875
                            ============================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than U.S. government obligations and short-term obligations, for the year ended September 30, 2004, were $992,990,350 and $389,285,255, respectively. There were purchases of $906,151,608 and sales of $1,754,618,438 of U.S. government and government agency obligations for the year ended September 30, 2004.

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at annual rate of 0.50% of the first $100 million of average annual net assets of the Fund, 0.45% of the next $150 million, 0.425% of the next $250 million, and 0.40% of average annual net assets in excess of $500 million.

--------------------------------------------------------------------------------
ACCOUNTING FEES. The Manager acts as the accounting agent for the Fund at an annual fee of $12,000, plus out-of-pocket costs and expenses reasonably incurred.

--------------------------------------------------------------------------------
ADMINISTRATION SERVICES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended September 30, 2004, the Fund paid $4,806,308 to OFS for services to the Fund.

      Additionally, Class Y shares are subject to minimum fees of $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.


                 42 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B and Class C shares and 0.25% per year on Class N shares. The Distributor also receives a service fee of up to 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor's aggregate uncompensated expenses under the plan at September 30, 2004 for Class B, Class C and Class N shares were $1,435,542, $13,015,189 and $941,435, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the table below for the period indicated.

                                               CLASS A         CLASS B         CLASS C         CLASS N
                               CLASS A      CONTINGENT      CONTINGENT      CONTINGENT      CONTINGENT
                             FRONT-END        DEFERRED        DEFERRED        DEFERRED        DEFERRED
                         SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES
                           RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY
YEAR ENDED                 DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR
------------------------------------------------------------------------------------------------------
September 30, 2004            $746,854         $41,537      $1,513,575        $160,470         $66,059


                 43 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

PAYMENTS AND WAIVERS OF EXPENSES. Effective March 1, 2004, the Manager has voluntarily undertaken to limit the "Total Annual Operating Expenses" for all classes of shares so that "Total Annual Operating Expenses," as percentages of average daily net assets, will not exceed the following annual rates: 0.70% for the Class A shares; 1.45% for the Class B and Class C shares, respectively; 0.95% for the Class N shares and 0.45% for the Class Y shares. During the year ended September 30, 2004, the Manager reimbursed the fund $1,155,263, $649,861, $365,348 and $79,443 for Class A, Class B, Class C and Class N shares, respectively. The Manager may terminate this voluntary expense limitation arrangement at any time without notice to shareholders.

      OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. During the year ended September 30, 2004, OFS waived $29,346, $27,253, $10,384 and $1,452 for Class A, Class B, Class C and Class N shares, respectively. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices (financial futures) or debt securities (interest rate futures) in order to gain exposure to or protection from changes in market value of stocks and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.

      The Fund generally sells futures contracts as a hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities.

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or has expired.

      Cash held by the broker to cover initial margin requirements on open futures contracts is noted in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported in the Statement of Operations as the closing and expiration of futures contracts. The net change in unrealized appreciation and depreciation is reported on the Statement of Operations.


                 44 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of September 30, 2004, the Fund had outstanding futures contracts as follows:

                                                            VALUATION AS OF        UNREALIZED
                                EXPIRATION    NUMBER OF       SEPTEMBER 30,      APPRECIATION
CONTRACT DESCRIPTION                 DATES    CONTRACTS                2004    (DEPRECIATION)
---------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
U.S. Long Bonds                   12/20/04          217        $ 24,351,469         $ 41,457
                                                                                    --------
CONTRACTS TO SELL
U.S. Treasury Nts., 2 yr.         12/30/04        1,016          214,614,125         393,143
U.S. Treasury Nts., 5 yr.         12/20/04          849           94,026,750        (116,839)
U.S. Treasury Nts., 10 yr.        12/20/04        1,914          215,564,250        (276,087)
                                                                                    --------
                                                                                         217
                                                                                    --------
                                                                                    $ 41,674
                                                                                    ========

--------------------------------------------------------------------------------
6. INTEREST RATE SWAP CONTRACTS

The Fund may enter into an interest rate swap transaction to maintain a total return or yield spread on a particular investment, or portion of its portfolio, or for other non-speculative purposes. Interest rate swaps involve the exchange of commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The coupon payments are based on an agreed upon principal amount and a specified index. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. The Fund records an increase or decrease to unrealized gain (loss), in the amount due to or owed by the Fund at termination or settlement.

      Interest rate swaps are subject to credit risk (if the counterparty fails to meet its obligations) and interest rate risk. The Fund could be obligated to pay more under its swap agreements than it receives under them, as a result of interest rate changes.

As of September 30, 2004, the Fund had entered into the following interest rate swap agreements:

                                                      FLOATING RATE
                                     RATE PAID BY       RECEIVED BY
SWAP                   NOTIONAL       THE FUND AT       THE FUND AT      FLOATING   TERMINATION      UNREALIZED
COUNTERPARTY          PRINCIPAL    SEPT. 30, 2004    SEPT. 30, 2004    RATE INDEX          DATE    DEPRECIATION
---------------------------------------------------------------------------------------------------------------
Morgan Stanley                                                             Three-
Capital Services,                                                           Month
Inc.                 $1,000,000             1.893%            1.895%        LIBOR        4/2/06          $6,736

Index abbreviation is as follows:
LIBOR  London-Interbank Offered Rate


                 45 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
7. TOTAL RETURN SWAP CONTRACTS

The Fund may enter into a total return swap transaction to maintain a total return on a particular investment, or portion of its portfolio, or for other non-speculative purposes. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. The Fund records an increase or decrease to unrealized gain (loss), in the amount due to or owed by the Fund at termination or settlement. Total return swaps are subject to risks (if the counterparty fails to meet its obligations).

As of September 30, 2004, the Fund had entered into the following total return swap agreements:

                                          PAID BY       RECEIVED BY
                        NOTIONAL      THE FUND AT       THE FUND AT    TERMINATION     UNREALIZED
SWAP COUNTERPARTY         AMOUNT   SEPT. 30, 2004    SEPT. 30, 2004          DATES   APPRECIATION
-------------------------------------------------------------------------------------------------
                                                           Value of
                                        One-Month   total return of
                                    LIBOR less 50   Lehman Brothers
Deutsche Bank AG      $9,500,000     basis points        CMBS Index         1/1/05       $ 26,137
                                                           Value of
                                                    total return of
Goldman Sachs                           One-Month   Lehman Brothers
Capital Markets LP     9,500,000        LIBOR BBA        CMBS Index        3/31/05             --
                                                                                         --------
                                                                                         $ 26,137
                                                                                         ========

Index abbreviations are as follows:

CMBS      Commercial Mortgage Backed Securities Markets
LIBOR     London-Interbank Offered Rate
LIBOR BBA London-Interbank Offered Rate British Bankers Association

--------------------------------------------------------------------------------
8. ILLIQUID SECURITIES

As of September 30, 2004, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of September 30, 2004 was $6,585,828, which represents 0.26% of the Fund's net assets.

--------------------------------------------------------------------------------
9. SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income. In return, the Fund receives collateral in the form of US Treasury obligations or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the Fund on the next business day.


                 46 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The Fund retains a portion of the interest earned from the collateral. The Fund also continues to receive interest or dividends paid on the securities loaned. As of September 30, 2004, the Fund had on loan securities valued at approximately $772,626,000. Cash of $789,944,511 was received as collateral for the loans, and has been invested in approved instruments.

--------------------------------------------------------------------------------
10. LITIGATION

Six complaints have been filed as putative derivative and class actions against the Manager, OFS and the Distributor (collectively, "OppenheimerFunds"), as well as 51 of the Oppenheimer funds (collectively, the "Funds") including this Fund, and nine Directors/Trustees of certain of the Funds other than this Fund (collectively, the "Directors/Trustees"). The complaints allege that the Manager charged excessive fees for distribution and other costs, improperly used assets of the Funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the Funds, and failed to properly disclose the use of Fund assets to make those payments in violation of the Investment Company Act of 1940 and the Investment Advisers Act of 1940. The complaints further allege that by permitting and/or participating in those actions, the Directors/Trustees breached their fiduciary duties to Fund shareholders under the Investment Company Act of 1940 and at common law. By order dated October 27, 2004, these six actions, and future related actions, were consolidated by the U.S. District Court for the Southern District of New York into a single consolidated proceeding in contemplation of the filing of a superceding consolidated and amended complaint.

      OppenheimerFunds believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them, the Funds or the Directors/Trustees and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss. However, OppenheimerFunds, the Funds and the Directors/Trustees believe that the allegations contained in the complaints are without merit and intend to defend these lawsuits vigorously.


                 47 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER LIMITED-TERM GOVERNMENT
FUND:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Limited-Term Government Fund, including the statement of investments, as of September 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Limited-Term Government Fund as of September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP

Denver, Colorado
November 16, 2004


                 48 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2005, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2004. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file new Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                 49 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS
FUND, LENGTH OF SERVICE, AGE      HELD BY TRUSTEE; NUMBER OF PORTFOLIOS IN FUND COMPLEX CURRENTLY OVERSEEN BY TRUSTEE
INDEPENDENT                       THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY,
TRUSTEES                          CENTENNIAL, CO 80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM,
                                  UNTIL HIS OR HER RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

WILLIAM L. ARMSTRONG,             Chairman of the following private mortgage banking companies: Cherry Creek
Chairman of the Board             Mortgage Company (since 1991), Centennial State Mortgage Company (since
of Trustees (since 2003)          1994), The El Paso Mortgage Company (since 1993), Transland Financial
and Trustee (since 1999)          Services, Inc. (since 1997); Chairman of the following private companies:
Age: 67                           Great Frontier Insurance (insurance agency) (since 1995), Ambassador Media
                                  Corporation and Broadway Ventures (since 1984); a director of the following public companies: Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992) and UNUMProvident (insurance company) (since 1991). Mr. Armstrong is also a Director/Trustee of Campus
                                  Crusade for Christ and the Bradley Foundation. Formerly a director of the following: Storage Technology Corporation (a publicly-held computer equipment company) (1991-February 2003), and International Family
                                  Entertainment (television channel) (1992-1997), Frontier Real Estate, Inc.
                                  (residential real estate brokerage) (1994-1999), and Frontier Title (title insurance agency) (1995-June 1999); a U.S. Senator (January 1979-January
                                  1991). Oversees 39 portfolios in the OppenheimerFunds complex.

ROBERT G. AVIS,                   Formerly, Director and President of A.G. Edwards Capital, Inc. (General
Trustee (since 1993)              Partner of private equity funds) (until February 2001); Chairman,
Age: 73                           President and Chief Executive Officer of A.G. Edwards Capital, Inc. (until
                                  March 2000); Vice Chairman and Director of A.G. Edwards, Inc. and Vice
                                  Chairman of A.G. Edwards & Sons, Inc. (its brokerage company subsidiary)
                                  (until March 1999); Chairman of A.G. Edwards Trust Company and A.G.E.
                                  Asset Management (investment advisor) (until March 1999); and a Director
                                  (until March 2000) of A.G. Edwards & Sons and A.G. Edwards Trust Company.
                                  Oversees 39 portfolios in the OppenheimerFunds complex.

GEORGE C. BOWEN,                  Formerly Assistant Secretary and a director (December 1991-April 1999) of
Trustee (since 1998)              Centennial Asset Management Corporation; President, Treasurer and a
Age: 67                           director (June 1989-April 1999) of Centennial Capital Corporation; Chief
                                  Executive Officer and a director of MultiSource Services, Inc. (March
                                  1996-April 1999). Until April 1999 Mr. Bowen held several positions in subsidiary or affiliated companies of the Manager. Oversees 39 portfolios in the OppenheimerFunds complex.

EDWARD L. CAMERON,                A member of The Life Guard of Mount Vernon, George Washington's home
Trustee (since 2001)              (since June 2000). Formerly Director (March 2001-May 2002) of Genetic ID,
Age: 66                           Inc. and its subsidiaries (a privately held biotech company); a partner
                                  (July 1974-June 1999) with PricewaterhouseCoopers LLP (an accounting firm); and Chairman (July 1994-June 1998) of Price Waterhouse LLP Global
                                  Investment Management Industry Services Group. Oversees 39 portfolios in the OppenheimerFunds complex.

JON S. FOSSEL,                    Director (since February 1998) of Rocky Mountain Elk Foundation (a
Trustee (since 1990)              not-for-profit foundation); a director (since 1997) of Putnam Lovell
Age: 62                           Finance (finance company); a director (since June 2002) of UNUMProvident
                                  (an insurance company). Formerly a director (October 1999-October 2003) of
                                  P.R. Pharmaceuticals (a privately held company); Chairman and a director
                                  (until October 1996) and President and Chief Executive Officer (until
                                  October 1995) of the Manager; President, Chief Executive Officer and a
                                  director (until October 1995) of


                 50 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

JON S. FOSSEL,                    Oppenheimer Acquisition Corp., Shareholders Services Inc. and Shareholder
Continued                         Financial Services, Inc. Oversees 39 portfolios in the OppenheimerFunds complex.

SAM FREEDMAN,                     Director of Colorado Uplift (a non-profit charity) (since September 1984).
Trustee (since 1996)              Formerly (until October 1994) Mr. Freedman held several positions in
Age: 63                           subsidiary or affiliated companies of the Manager. Oversees 39 portfolios in the OppenheimerFunds complex.

BEVERLY L. HAMILTON,              Trustee of Monterey International Studies (an educational organization)
Trustee (since 2002)              (since February 2000); a director of The California Endowment (a
Age: 57                           philanthropic organization) (since April 2002) and of Community Hospital of Monterey Peninsula (educational organization) (since February 2002); a director of America Funds Emerging Markets Growth Fund (since October
                                  1991) (an investment company); an advisor to Credit Suisse First Boston's
                                  Sprout venture capital unit. Mrs. Hamilton also is a member of the investment committees of the Rockefeller Foundation and of the University
                                  of Michigan. Formerly, Trustee of MassMutual Institutional Funds (open-end investment company) (1996-May 2004); a director of MML Series Investment
                                  Fund (April 1989-May 2004) and MML Services (April 1987-May 2004)
                                  (investment companies); member of the investment committee (2000-2003) of
                                  Hartford Hospital; an advisor (2000-2003) to Unilever (Holland)'s pension fund; and President (February 1991-April 2000) of ARCO Investment
                                  Management Company. Oversees 38 portfolios in the OppenheimerFunds complex.

ROBERT J. MALONE,                 Chairman, Chief Executive Officer and Director of Steele Street State Bank
Trustee (since 2002)              (a commercial banking entity) (since August 2003); director of Colorado
Age: 60                           UpLIFT (a non-profit organization) (since 1986); trustee (since 2000) of the Gallagher Family Foundation (non-profit organization). Formerly,
                                  Chairman of U.S. Bank-Colorado (a subsidiary of U.S. Bancorp and formerly
                                  Colorado National Bank,) (July 1996-April 1, 1999), a director of:
                                  Commercial Assets, Inc. (a REIT) (1993-2000), Jones Knowledge, Inc. (a
                                  privately held company) (2001-July 2004) and U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 38 portfolios in the
                                  OppenheimerFunds complex.

F. WILLIAM MARSHALL, JR.,         Trustee of MassMutual Institutional Funds (since 1996) and MML Series
Trustee (since 2001)              Investment Fund (since 1987) (both open-end investment companies) and the
Age: 62                           Springfield Library and Museum Association (since 1995) (museums) and the
                                  Community Music School of Springfield (music school) (since 1996); Trustee
                                  (since 1987), Chairman of the Board (since 2003) and Chairman of the investment committee (since 1994) for the Worcester Polytech Institute
                                  (private university); and President and Treasurer (since January 1999) of the SIS Fund (a private not for profit charitable fund). Formerly, member of the investment committee of the Community Foundation of Western
                                  Massachusetts (1998 - 2003); Chairman (January 1999-July 1999) of SIS &
                                  Family Bank, F.S.B. (formerly SIS Bank) (commercial bank); and Executive
                                  Vice President (January 1999-July 1999) of Peoples Heritage Financial
                                  Group, Inc. (commercial bank). Oversees 39 portfolios in the
                                  OppenheimerFunds complex.


                 51 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE                THE ADDRESS OF MR. MURPHY IN THE CHART BELOW IS TWO WORLD FINANCIAL
AND OFFICER                       CENTER, 225 LIBERTY STREET, 11TH FLOOR, NEW YORK, NY 10281-1008. MR.
                                  MURPHY SERVES FOR AN INDEFINITE TERM, UNTIL HIS RESIGNATION, DEATH OR
                                  REMOVAL.

JOHN V. MURPHY,                   Chairman, Chief Executive Officer and director (since June 2001) and
President and Trustee             President (since September 2000) of the Manager; President and a director
(since 2001)                      or trustee of other Oppenheimer funds; President and a director (since
Age: 55                           July 2001) of Oppenheimer Acquisition Corp. (the Manager's parent holding company) and of Oppenheimer Partnership Holdings, Inc. (a holding company subsidiary of the Manager); a director (since November 2001) of
                                  OppenheimerFunds Distributor, Inc. (a subsidiary of the Manager); Chairman and a director (since July 2001) of Shareholder Services, Inc. and of
                                  Shareholder Financial Services, Inc. (transfer agent subsidiaries of the
                                  Manager); President and a director (since July 2001) of OppenheimerFunds
                                  Legacy Program (a charitable trust program established by the Manager); a director of the following investment advisory subsidiaries of the Manager:
                                  OFI Institutional Asset Management, Inc., Centennial Asset Management
                                  Corporation, Trinity Investment Management Corporation and Tremont Capital
                                  Management, Inc. (since November 2001), HarbourView Asset Management
                                  Corporation and OFI Private Investments, Inc. (since July 2001); President
                                  (since November 1, 2001) and a director (since July 2001) of Oppenheimer
                                  Real Asset Management, Inc.; Executive Vice President (since February
                                  1997) of Massachusetts Mutual Life Insurance Company (the Manager's parent company); a director (since June 1995) of DLB Acquisition Corporation (a holding company that owns the shares of Babson Capital Management LLC); a member of the Investment Company Institute's Board of Governors (elected to serve from October 3, 2003 through September 30, 2006). Formerly, Chief
                                  Operating Officer (September 2000-June 2001) of the Manager; President and
                                  trustee (November 1999-November 2001) of MML Series Investment Fund and
                                  MassMutual Institutional Funds (open-end investment companies); a director
                                  (September 1999-August 2000) of C.M. Life Insurance Company; President,
                                  Chief Executive Officer and director (September 1999-August 2000) of MML
                                  Bay State Life Insurance Company; a director (June 1989-June 1998) of
                                  Emerald Isle Bancorp and Hibernia Savings Bank (a wholly-owned subsidiary of Emerald Isle Bancorp). Oversees 74 portfolios as Trustee/Director and
                                  10 portfolios as Officer in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------------------------------
OFFICERS                          THE ADDRESS OF THE OFFICERS IN THE CHART BELOW IS AS FOLLOWS: FOR MESSRS.
                                  MANIOUDAKIS AND ZACK, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH
                                  FLOOR, NEW YORK, NY 10281-1008, FOR MESSRS. VANDEHEY AND WIXTED 6803 S.
                                  TUCSON WAY, CENTENNIAL, CO 80112-3924. EACH OFFICER SERVES FOR AN
                                  INDEFINITE TERM OR UNTIL HIS OR HER EARLIER RESIGNATION, DEATH OR REMOVAL.

ANGELO MANIOUDAKIS,               Senior Vice President of the Manager (since April 2002), of HarbourView
Vice President and Portfolio      Asset Management Corporation (since April, 2002 and of OFI Institutional
Manager (since 2002)              Asset Management, Inc. (since June 2002); an officer of 14 portfolios in
Age: 38                           the OppenheimerFunds complex. Formerly Executive Director and portfolio manager for Miller, Anderson & Sherrerd, a division of Morgan Stanley
                                  Investment Management (August 1993-April 2002).

BRIAN W. WIXTED,                  Senior Vice President and Treasurer (since March 1999) of the Manager;
Treasurer (since 1999)            Treasurer of HarbourView Asset Management Corporation, Shareholder
Age: 45                           Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real
                                  Asset Management Corporation, and Oppenheimer Partnership Holdings, Inc.
                                  (since March 1999), of OFI Private Investments, Inc. (since March 2000), of OppenheimerFunds International Ltd. and OppenheimerFunds plc (since
                                  May 2000), of OFI Institutional


                  52 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

BRIAN W. WIXTED,                  Asset Management, Inc. (since November 2000), and of OppenheimerFunds
Continued                         Legacy Program (a Colorado non-profit corporation) (since June 2003);
                                  Treasurer and Chief Financial Officer (since May 2000) of OFI Trust
                                  Company (a trust company subsidiary of the Manager); Assistant Treasurer
                                  (since March 1999) of Oppenheimer Acquisition Corp. Formerly Assistant
                                  Treasurer of Centennial Asset Management Corporation (March 1999-October
                                  2003) and OppenheimerFunds Legacy Program (April 2000-June 2003);
                                  Principal and Chief Operating Officer (March 1995-March 1999) at Bankers
                                  Trust Company-Mutual Fund Services Division. An officer of 84 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                   Executive Vice President (since January 2004) and General Counsel (since
Vice President and Secretary      February 2002) of the Manager; General Counsel and a director (since
(since 2001)                      November 2001) of the Distributor; General Counsel (since November 2001)
Age: 56                           of Centennial Asset Management Corporation; Senior Vice President and
                                  General Counsel (since November 2001) of HarbourView Asset Management
                                  Corporation; Secretary and General Counsel (since November 2001) of
                                  Oppenheimer Acquisition Corp.; Assistant Secretary and a director (since
                                  October 1997) of OppenheimerFunds International Ltd. and OppenheimerFunds
                                  plc; Vice President and a director (since November 2001) of Oppenheimer
                                  Partnership Holdings, Inc.; a director (since November 2001) of
                                  Oppenheimer Real Asset Management, Inc.; Senior Vice President, General
                                  Counsel and a director (since November 2001) of Shareholder Financial
                                  Services, Inc., Shareholder Services, Inc., OFI Private Investments, Inc.
                                  and OFI Trust Company; Vice President (since November 2001) of
                                  OppenheimerFunds Legacy Program; Senior Vice President and General Counsel
                                  (since November 2001) of OFI Institutional Asset Management, Inc.; a
                                  director (since June 2003) of OppenheimerFunds (Asia) Limited. Formerly
                                  Senior Vice President (May 1985-December 2003), Acting General Counsel
                                  (November 2001-February 2002) and Associate General Counsel (May
                                  1981-October 2001) of the Manager; Assistant Secretary of Shareholder
                                  Services, Inc. (May 1985-November 2001), Shareholder Financial Services,
                                  Inc. (November 1989-November 2001); and OppenheimerFunds International
                                  Ltd. (October 1997-November 2001). An officer of 84 portfolios in the
                                  OppenheimerFunds complex.

MARK S. VANDEHEY,                 Senior Vice President and Chief Compliance Officer (since March 2004) of
Vice President and                the Manager; Vice President (since June 1983) of OppenheimerFunds
Chief Compliance Officer          Distributor, Inc., Centennial Asset Management Corporation and Shareholder
(since 2004)                      Services, Inc. Formerly (until February 2004) Vice President and Director
Age: 54                           of Internal Audit of OppenheimerFunds, Inc. An officer of 84 portfolios in the Oppenheimer funds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND IS AVAILABLE WITHOUT CHARGE, UPON REQUEST, BY CALLING 1.800.525.7048.


                 53 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND


ITEM 2. CODE OF ETHICS

      The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

         The Board of Trustees of the registrant has determined that Edward L. Cameron, the Chairman of the Board's Audit Committee, and George C. Bowen, a member of the Board's Audit Committee, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as "audit committee financial experts," and has designated Messrs. Cameron and Bowen as the Audit Committee's financial experts. Messrs. Cameron and Bowen are "independent" Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)      Audit Fees

              The principal accountant for the audit of the registrant's annual financial statements billed $32,500 in fiscal 2004 and $31,000 in fiscal 2003.

         (b)  Audit-Related Fees

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees in fiscal 2004 and $35,859 in fiscal 2003 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

              Such fees would include, among others: due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews and consultation concerning financial accounting and reporting standards.

         (c)  Tax Fees

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees in fiscal 2004 and $6,748 in fiscal 2003 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

              Such fees would include, among others: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

         (d)  All Other Fees

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees in fiscal 2004 and $3,500 in fiscal 2003 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

              Such fees would include services provided to the registrant's Board of Trustees with respect to the annual renewal of the registrant's investment advisory agreement.

(e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

              The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

              Pre-approval of non-audit services is waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

              (2) 100%

(f) Not applicable as less than 50%.

(g) The principal accountant for the audit of the registrant's annual financial statements billed no such fees in fiscal 2004 and $46,107 in fiscal 2003 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
              (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal account's independence. No such services were rendered.


ITEM 5. NOT APPLICABLE

ITEM 6. SCHEDULE OF INVESTMENTS

      Not applicable

ITEM 7. NOT APPLICABLE

ITEM 8. NOT APPLICABLE

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

         The registrant's Board of Trustees has established a Governance Committee, one function of which is to create and oversee the process by which shareholders can submit nominees for positions on the Board. The Governance Committee has not yet adopted a charter, but anticipates that it will do so by the end of this calendar year. The Committee has temporarily adopted the process previously adopted by the Audit Committee regarding shareholder submission of nominees for board positions. Shareholders may submit names of individuals, accompanied by complete and properly supported resumes, for the Governance Committee's consideration by mailing such information to the Committee in care of the Fund. The Committee may consider such persons at such time as it meets to consider possible nominees. The Committee, however, reserves solo discretion to determine the candidates for trustees and independent trustees to recommend to the Board and/or shareholders and may identify candidates other than those submitted by Shareholders. The Committee may, but need not, consider the advice and recommendation of the Manager and its affiliates in selecting nominees. The full Board elects new trustees except for those instances when a shareholder vote is required.

         Shareholders who desire to communicate with the Board should address correspondence to the Board of Trustees of the registrant, or to an individual Trustee c/o the Secretary of the Fund at 6803 South Tucson Way, Centennial, Colorado 80112 and may submit their correspondence electronically at www.oppenheimerfunds.com under the caption "contact us." If your correspondence is intended for a particular Trustee, please indicate the name of the Trustee for whom it is intended. The sender should indicate in the address whether it is intended for the entire board, the Independent Trustees as group, or to an individual Trustee. The Governance Committee will consider if a different process should be recommended to the Board.

ITEM 10. CONTROLS AND PROCEDURES

      (a) Based on their evaluation of registrant's disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940 (17 CFR 270.30a-2(c)) as of September 30, 2004,
            registrant's principal executive officer and principal financial officer found registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

      (b) There have been no significant changes in registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

      (A) EXHIBIT ATTACHED HERETO. (ATTACH CODE OF ETHICS AS EXHIBIT)(NOT APPLICABLE TO SEMIANNUAL REPORTS)

      (B)   EXHIBITS ATTACHED HERETO. (ATTACH CERTIFICATIONS AS EXHIBITS)